Federated Municipal Opportunities Fund, Inc.
(formerly, Fortress Municipal Income Fund, Inc.)

10TH ANNUAL REPORT
AUGUST 31, 1996
ESTABLISHED 1987

TAX-FREE INCOME

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

I am pleased to present the 10th Annual Report of Federated Municipal Opportunities Fund, Inc. (formerly, Fortress Municipal Income Fund, Inc.).

This Report covers the 12-month period from September 1, 1995, through August 31, 1996. It begins with a discussion with Mary Jo Ochson, Senior Vice President, Federated Advisers, about the municipal market, the fund's performance, and investment strategy. Following her discussion are four additional items of shareholder interest. First are the results of a recent shareholder meeting. Second is a series of graphs that display the fund's performance with income dividends reinvested and the investment results of making additional investment in the fund shares with dividends reinvested. Third is a complete listing of the fund's municipal bond holdings. Fourth are the fund's financial statements.

Federated Municipal Opportunities Fund, Inc. has provided tax-free income from a broadly diversified list of long-term municipal issues since 1987.* The fund's 30-day SEC yield on August 31, 1996, was 5.79% based on offering price -- free of federal regular income tax. This is the equivalent of a taxable yield of 8.39% for investors in the 31% federal income tax bracket. During the 12-month period, the fund paid a healthy dividend stream totaling $0.65 per share.

The fund's total return was 2.47% based on net asset value.** This return was affected by a decline in share price due to interest rate increases in 1996 that caused bond prices to decline, as well as certain holdings that did not perform as well as expected. At the end of the period, the fund's total net assets stood at $383 million.

The fund's portfolio included 98 tax-free securities issued by municipalities across our country. The fund's average maturity was 24 years. The top five issuers consisted of:

1. $18.4 million   Texas -- Houston Water and Sewer System
2. $18.0 million   Indiana -- Indianapolis Airport Authority
3. $17.2 million   Utah -- Intermountain Power Agency
4. $15.9 million   Texas -- Dallas-Fort Worth International Airport
5. $12.5 million   Pennsylvania -- Pennsylvania State Higher Education
                   Facilities Authority


* State, local, and federal alternative minimum taxes may apply.

** Performance is for Class F Shares. Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period based on offering price was 0.44%.

Additionally, on August 5, 1996, three additional classes of shares -- A, B, and C were added to the fund.

Thank you for selecting the Federated Municipal Opportunities Fund, Inc. as a convenient way to invest in a broad list of municipal securities. You can receive income from the fund or increase your wealth by reinvesting your dividends and compounding tax free.

Sincerely,

[Graphic]

Richard B. Fisher
President
October 15, 1996

INVESTMENT REVIEW

[Graphic]

Mary Jo Ochson
Senior Vice President
Federated Advisers

[Graphic]

MARY JO, COULD YOU PLEASE COMMENT ON DEVELOPMENTS IN THE MUNICIPAL MARKETS OVER THE FUND'S FISCAL YEAR, WHICH ENDED AUGUST 31, 1996.

Early in the period, economic statistics indicated that the economy was slowing to a greater extent than was acceptable. As a result, the Federal Reserve Board (the "Fed") cut the Federal Funds Rate twice over the 12-month period -- in December 1995 and January 1996 -- to provide the economy with enough stimulus to avoid a recession. However, perceptions of slow growth by market participants constrained government spending, and a benign inflationary environment resulted in yields on 30-year Treasury bonds dropping steadily from 6.68% on August 1, 1995, to 6.00% by February 1996.

Then, as the 12-month reporting period progressed, economic growth accelerated as evidenced by real GDP growth of 2.0% in the first quarter of 1996 and 4.2% for the second quarter. Strong economic data, such as large increases in hourly wages and a 7-year low in the unemployment rate, fueled concerns in the market that inflation, although still low, could increase. This prompted a dramatic rise in rates for the 30-year Treasury bond, which ended the period at 7.03%.

Yields on long-term municipal bonds traced a similar pattern as Treasurys. On September 1, 1995, the Municipal Bond Index yield was 6.07%; it fell to 5.51% by early February 1996; and climbed to 6.02% by August 1996.

[Graphic]

HOW HAS THE MUNICIPAL BOND MARKET FARED VERSUS OTHER FIXED-INCOME SECTORS OVER THE PAST 12 MONTHS?

The municipal bond market experienced strong performance relative to the Treasury issue market over the reporting period. From September 1995 to February 1996, the 30-year A-rated municipal yield was in a range of 90%-92% of comparable Treasury issues. Since that time, with the resurgence of Senator Dole as the Republican presidential candidate and the flat tax passage appearing less probable, municipal bond values increased versus those of Treasury issues. By March 1996, long-term municipal yields descended to 87.3% of long-term Treasury yields.

Municipals continued to outperform Treasurys throughout the spring and summer months due to strong retail demand coupled with the limited amount of new municipal bond issuance. The valuation of municipals versus Treasurys ended the reporting period at a period low of 83.8%.

[Graphic]

IN THIS ENVIRONMENT, HOW DID FEDERATED MUNICIPAL OPPORTUNITIES FUND PERFORM WITH RESPECT TO INVESTMENT RETURN?

For the 12-month period ended August 31, 1996, shareholders experienced a total return of 2.47% based on net asset value.* In comparison, the Lipper General Municipal Debt Fund Average total return was 4.68%. The biggest factor for the fund's below-average performance was its holdings in paper de-inking issues involving plants that convert office waste paper to recycled, marketable pulp. Weakness in pulp prices drove down the value of the bonds over the past 12 months. Over recent months, we have been in discussions with the management of these projects to improve operations at the facilities.

[Graphic]

AS AN INCOME-ORIENTED FUND, HOW DID FEDERATED MUNICIPAL OPPORTUNITIES FUND PERFORM IN TERMS OF INCOME AND DISTRIBUTION YIELD?
Very well. The fund provided a distribution yield on August 31, 1996, of 6.16%, compared to the 5.05%** distribution yield of the Lipper General Municipal Debt Fund Average. The fund's taxable equivalent yields for investors in the 39.6%, 36%, and 31% tax brackets were 10.20%, 9.63%, and 8.93%, respectively. The 30-day SEC was 5.79% for the same period. The above-average income performance was primarily the result of a high concentration in higher yielding sectors of the municipal market, such as hospital and housing bonds.

Perhaps one of the most important considerations for shareholders over the long term is the fund's record of balancing gains and losses for securities sold so as not to distribute any net realized capital gains, which are taxable. The fund has also avoided market discount bonds that could produce taxable ordinary income for shareholders.

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return quoted is for Class F Shares. Total return for the period for Class F Shares based on offering price was 0.44%.

  Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. This figure does not reflect a sales charge.

** Distribution rate reflects actual distribution made to shareholders. It is calculated by dividing the monthly annualized dividend plus short-term capital gains, if any, by the average 30-day offering price.

SHAREHOLDER MEETING RESULTS

A Special Meeting of the Shareholders of Federated Municipal Opportunities Fund, Inc. (formerly, Fortress Municipal Income Fund, Inc.) was held on July 17, 1996. On March 19, 1996, the record date for shareholders voting at the meeting, there were 38,858,427 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

                                                          ABSTENTIONS         WITHHELD
                                                          AND BROKER         AUTHORITY
 AGENDA ITEM                  FOR           AGAINST        NON-VOTES          TO VOTE
 1.  To approve or disapprove an amendment to and restatement of the Fund's Articles of
     Incorporation to permit the Fund to establish and designate separate portfolios and classes of shares.
                          19,876,457       1,629,541      1,699,343                  0
 2.  To approve or disapprove an amendment to the Fund's Articles of Incorporation to permit the Fund's Board of Directors to redeem all outstanding shares of any portfolio or class of the Fund.*
                          18,609,165       2,538,499      2,057,675                  0
     * The votes cast for this proposal were not sufficient to approve it, and the Fund's management decided to postpone consideration of this item until a later time.
 3.  To approve or disapprove revisions to the Fund's fundamental investment limitations to permit the unrestricted acquisition of certain securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended.
                          19,241,075       1,870,687      2,093,577                  0
 4.  To elect four Directors.**
     Thomas G. Bigley     22,275,517               0              0            929,823
     Peter E. Madden      22,286,719               0              0            918,621
     John T. Conroy, Jr.  22,270,123               0              0            935,217
     John E. Murray, Jr.  22,249,307               0              0            956,033

     ** The following Directors of the Fund continued their terms as Directors of the Fund: John F. Donahue, William J. Copeland, James E. Dowd, Lawrence D.
        Ellis, M.D., Richard B. Fisher, Edward L. Flaherty, Jr., Gregor F. Meyer,
        Wesley W. Posvar, and Marjorie P. Smuts.


TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)

INITIAL INVESTMENT:

IF YOU MADE AN INITIAL INVESTMENT OF $10,000 IN FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC. ON APRIL 10, 1987, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $18,916 ON AUGUST 31, 1996. YOU WOULD HAVE EARNED A 7.02% AVERAGE ANNUAL TOTAL RETURN FOR THE NINE-YEAR INVESTMENT LIFE SPAN.*

One key to investing wisely is to reinvest all tax-free distributions in fund shares. This increases the number of shares on which you can earn future tax-free dividends, and you gain the benefit of compounding tax free.

As of September 30, 1996, the Class A Shares' cumulative since inception (8/5/96) total return was 0.50%. Class B Shares' cumulative since inception (8/5/96) total return was 0.50%. Class C Shares' cumulative since inception (8/5/96) total return was 0.50%. Class F Shares' average annual one-year, five-year, and since inception (4/10/87) total returns were 1.41%, 5.87% and 7.11%, respectively.

[Graphic]

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1% sales charge and the 1% contingent deferred sales charge for Class F Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR NINE YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $13,824.

With this approach, the key is consistency.

If you had started investing $1,000 annually in Federated Municipal Opportunities Fund, Inc. on April 10, 1987, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $10,000, but your account would have reached a total value of $13,824* by August 31, 1996. You would have earned an average annual total return of 6.48%.

A practical investment plan helps you pursue a high level of income through tax-free municipal bonds. Through systematic investing, you buy shares on a regular basis and reinvest all tax-free earnings. An investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work! [Graphic]

* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.

(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)

INVESTING FOR TAX-FREE MONTHLY INCOME

[Graphic]

Fred and Margie Potter both work, and have no children. At the peak of their careers, this tax-sensitive couple was seeking a way to keep more of what they earn. On April 10, 1987, they invested $5,000 in Federated Municipal Opportunities Fund, Inc., and continue to invest $500 in the fund on the first of every month.

As this chart shows, since that time, their investment has grown -- on a tax-free basis -- to $85,020 by August 31, 1996.* This represents a 6.43% average annual total return. For the Potters, the decision to invest tax-free has made the future worth waiting for.

[Graphic]

* Income may be subject to the federal alternative minimum tax and state and local taxes.

  This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)
SERVING A WIDE RANGE OF INVESTORS

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC. APPEALS TO A BROAD RANGE OF TAX-SENSITIVE INVESTORS SEEKING TAX-FREE CURRENT INCOME.*

The fund invests primarily in a diversified portfolio of quality municipal bonds. Fund shares are not insured or guaranteed by the federal government, and the value of your investment may fluctuate. Mutual funds involve risk, including possible loss of principal.

SOME OF THE FUND'S MAJOR SHAREHOLDER GROUPS

INDIVIDUALS AND JOINT TENANTS                  $151,443,884
TRUSTS                                           29,677,391
CORPORATIONS                                      6,062,531
CUSTODIANS (UNDER UNIFORM GIFT TO MINORS ACTS)    1,879,308


* Income may be subject to the federal alternative minimum tax and state and local taxes.

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)
PORTFOLIO UPDATE

[Graphic]

* Represents the credit quality of the fund's portfolio of investments. As a percentage of total portfolio market value.

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)

GROWTH OF $10,000 INVESTED IN FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC. (CLASS F SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Municipal Opportunities Fund, Inc. (the "Fund") from April 10, 1987 (start of performance) to August 31, 1996 compared to the Lehman Brothers Revenue Bond Index (LBRBI).

[Graphic]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED AUGUST 31, 1997, AND TOGETHER WITH FINANCIAL STATEMENTS CONTAINED THEREIN, CONSTITUTES THE FUND'S ANNUAL REPORT.

* Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The fund's performance assumes the reinvestment of all dividends and distributions. The LBRBI has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

  The LBRBI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the fund's performance. This index is unmanaged.

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)
PORTFOLIO OF INVESTMENTS

AUGUST 31, 1996

    PRINCIPAL                                                                                  CREDIT
      AMOUNT                                                                                   RATING*       VALUE
 SHORT-TERM MUNICIPALS -- 0.3%
 $     1,200,000 Kentucky Pollution Abatement & Water Resource
                 Finance Authority Daily VRDNs (Toyota Motor
                 Credit Corp.)                                                                    AAA    $  1,200,000
                  TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)                                           1,200,000
 LONG-TERM MUNICIPALS -- 97.9%
                 ALABAMA -- 1.5%
       6,000,000 Courtland, AL IDB, Solid Waste Disposal Revenue
                 Bonds (Series A), 6.375% (Champion International
                 Corp.)/(Original Issue Yield: 6.52%), 3/1/2029                                  Baa1       5,869,680
                 ARKANSAS -- 2.2%
       2,920,000 Conway, AR Hospital Authority, Revenue Bonds,
                 7.125% (Conway Regional Hospital), 2/1/2013                                      BBB       2,976,560
       3,000,000 Conway, AR Hospital Authority, Revenue Refunding
                 Bonds, 8.125% (Conway Regional Hospital), 7/1/2005                               BBB       3,205,800
       1,000,000 Conway, AR Hospital Authority, Revenue Refunding
                 Bonds, 8.375% (Conway Regional Hospital), 7/1/2011                               BBB       1,074,850
       1,000,000 Little Rock, AR Health Facilities Board, Revenue
                 Refunding Bonds, 7.00% (Baptist Medical Center, AR),
                 10/1/2017                                                                        A+        1,062,400
                  Total                                                                                     8,319,610
                 COLORADO -- 1.0%
         695,000 Colorado HFA, SFM Revenue Bonds (Series A-2), 7.70%
                 (FHA GTD), 2/1/2023                                                              AA          729,250
       2,775,000 Colorado HFA, SFM Revenue Bonds (Series C-2),
                 7.375% (FHA GTD), 8/1/2023                                                       AA        2,891,162
         295,000 El Paso County, CO HFA, SFM Revenue Bonds, 8.00%
                 (GNMA COL), 9/1/2022                                                             AAA         310,573
                  Total                                                                                     3,930,985


FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)

    PRINCIPAL                                                                                  CREDIT
      AMOUNT                                                                                   RATING*       VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                 IDAHO -- 1.1%
 $     1,145,000 Idaho Housing Agency, SFM Revenue Bonds
                 (Series A), 7.50% (FHA GTD), 7/1/2024                                            AA     $  1,193,823
       2,785,000 Idaho Housing Agency, SFM Revenue Bonds
                 (Series F-2), 7.80% (FHA GTD), 1/1/2023                                          AA        2,918,290
                  Total                                                                                     4,112,113
                 ILLINOIS -- 4.6%
       4,500,000 Granite City, IL Hospital Facilities Authority, Revenue
                 Refunding Bonds (Series A), 8.125% (St. Elizabeth
                 Medical Center)/(Original Issue Yield: 8.167%),
                 6/1/2008                                                                         Baa       4,637,520
       3,000,000 Illinois Development Finance Authority, Housing
                 Revenue Bonds, 6.10% (Catholic Charities Housing
                 Development Corp), 1/1/2020                                                      NR        2,667,210
      10,000,000 Illinois Health Facilities Authority, Hospital Revenue
                 Bonds (Series A), 9.25% (Edgewater Hospital & Medical
                 Center, IL), 7/1/2024                                                            NR        10,459,300
                  Total                                                                                     17,764,030
                 INDIANA -- 9.3%
       3,000,000 Indiana Port Commission, Port Facility Revenue
                 Refunding Bonds, 6.875% (Cargill, Inc.), 5/1/2012                                Aa3       3,232,500
         855,000 Indiana State HFA, SFM Revenue Bonds (Series A),
                 8.20% (GNMA COL), 7/1/2020                                                       Aaa       902,410
       2,785,000 Indiana State HFA, SFM Revenue Home Mortgage
                 Program (Series F-2), 7.75% (GNMA COL), 7/1/2022                                 Aaa       2,941,406
      17,100,000 Indianapolis, IN Airport Authority, Special Facilities
                 Revenue Bonds, 7.10% (Federal Express Corp.)/
                 (Original Issue Yield: 7.178%), 1/15/2017                                       Baa2       18,041,355
       2,750,000 LaPorte County, IN Hospital Authority, Hospital
                 Facilities Revenue Refunding Bond, 8.75% (LaPorte
                 Hospital, Inc., IN)/(United States Treasury PRF)/
                 (Original Issue Yield: 8.848%), 3/1/1997 (@102)                                  Aaa       2,870,780


FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)

    PRINCIPAL                                                                                  CREDIT
      AMOUNT                                                                                   RATING*       VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                 INDIANA -- CONTINUED
 $     5,000,000 LaPorte County, IN Hospital Authority, Hospital Facility
                 Revenue Refunding Bonds, 6.00% (LaPorte Hospital,
                 Inc., IN)/(Original Issue Yield: 6.35%), 3/1/2023                               Baa1    $  4,587,750
       3,000,000 LaPorte County, IN Hospital Authority, Hospital
                 Facility Revenue Refunding Bonds, 6.25% (LaPorte
                 Hospital, Inc., IN)/(Original Issue Yield: 6.35%),
                 3/1/2012                                                                        Baa1       2,908,350
                  Total                                                                                     35,484,551
                 IOWA -- 0.3%
       1,000,000 Davenport, IA PCA, PCR Refunding Bonds, Nicols-
                 Homeshield Project, 8.375% (Quanex Corp.), 12/1/2005                             NR        1,057,090
                 KENTUCKY -- 1.3%
       3,500,000 Kenton County, KY Airport Board, Special Facilities
                 Revenue Bonds (Series A), 7.50% (Delta Air Lines, Inc.)/
                 (Original Issue Yield: 7.60%), 2/1/2020                                          Ba3       3,729,600
                 LOUISIANA -- 6.7%
       3,000,000 De Soto Parish, LA Environmental Improvement
                 Authority, Revenue Bonds, 7.70% (International Paper
                 Co.), 11/1/2018                                                                  A3        3,381,990
       5,000,000 Lake Charles, LA Harbor & Terminal District, Port
                 Facilities Revenue Refunding Bond, Trunkline Lining Co
                 Project, 7.75% (Panhandle Eastern Corp.), 8/15/2022                             Baa3       5,598,550
       5,645,000 St. Charles Parish, LA, PCR Bonds, 7.50% (Louisiana
                 Power & Light Co.)/(Original Issue Yield: 7.542%),
                 6/1/2021                                                                        Baa2       5,956,660
       1,400,000 St. Charles Parish, LA, PCR Bonds, 8.00% (Louisiana
                 Power & Light Co.), 12/1/2014                                                   Baa2       1,523,914
       2,100,000 St. Charles Parish, LA, PCR Bonds, 8.25% (Louisiana
                 Power & Light Co.)/(Original Issue Yield: 8.273%),
                 6/1/2014                                                                        Baa2       2,289,462


FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)

    PRINCIPAL                                                                                  CREDIT
      AMOUNT                                                                                   RATING*       VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
 LOUISIANA -- CONTINUED
 $     3,650,000 St. Charles Parish, LA, Solid Waste Disposal Revenue
                 Bonds (Series A), 7.00% (Louisiana Power & Light Co.)/
                 (Original Issue Yield: 7.04%), 12/1/2022                                        Baa2    $  3,758,770
       3,000,000 St. James Parish, LA, Solid Waste Disposal Revenue
                 Bonds, 7.70% (Freeport McMoRan, Inc.)/(Original Issue
                 Yield: 7.75%), 10/1/2022                                                         NR        3,049,200
                  Total                                                                                     25,558,546
                 MAINE -- 1.2%
       4,200,000 Maine State Housing Authority, Revenue Bonds
                 (Series D-3), 8.20%, 11/15/2019                                                  A+        4,418,778
                 MASSACHUSETTS -- 3.0%
      21,000,000 Massachusetts IFA, Solid Waste Disposal Sr. Lien
                 Revenue Bonds (Series A), 9.00% (Massachusetts
                 Recycling Association), 8/1/2016                                                 NR        11,350,500
                 MICHIGAN -- 0.4%
       1,500,000 Western Townships MI, Utilities Authority, LT GO
                 Sewer Disposal System Bonds, 8.20%, 1/1/2018                                    BBB+       1,639,890
                 MINNESOTA -- 6.0%
       1,640,000 Minnesota State HFA, SFM Revenue Bonds (Series A),
                 7.95% (FHA GTD), 7/1/2022                                                        AA        1,730,167
         585,000 Minnesota State HFA, SFM Revenue Bonds (Series D),
                 8.05% (FHA GTD), 8/1/2018                                                        AA          601,930
       3,000,000 Minnesota State HFA, SFM Revenue Bonds (Series E),
                 6.85%, 1/1/2024                                                                  AA        3,094,860
      10,000,000 Southern Minnesota Municipal Power Agency, Supply
                 System Revenue Bonds (Series A), 4.75% (MBIA INS)/
                 (Original Issue Yield: 5.52%), 1/1/2016                                          AAA       8,751,300


FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)

    PRINCIPAL                                                                                  CREDIT
      AMOUNT                                                                                   RATING*       VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
 MINNESOTA -- CONTINUED
 $     9,000,000 St. Paul, MN Housing & Redevelopment Authority ,
                 Hospital Revenue Refunding Bonds (Series A), 6.625%
                 (Healtheast, MN)/(Original Issue Yield: 6.687%),
                 11/1/2017                                                                        Baa    $  8,952,300
                  Total                                                                                    23,130,557
                 MONTANA -- 0.3%
       1,130,000 Montana State Board of Housing, SFM Revenue Bonds
                 (Series B-2), 7.50% (FHA GTD), 4/1/2023                                          Aa        1,174,918
                 NEW HAMPSHIRE -- 5.5%
       9,000,000 New Hampshire Higher Educational & Health Facilities
                 Authority, Hospital Revenue Bonds, 6.00% (Nashua
                 Memorial Hospital, NH)/(Original Issue Yield: 6.40%),
                 10/1/2023                                                                        A-        8,456,670
       1,265,000 New Hampshire State HFA, SFM Revenue Bonds
                 (Series B), 7.75%, 7/1/2023                                                      A+        1,328,958
       6,520,000 New Hampshire State HFA, SFM Revenue Bonds
                 (Series D), 7.25%, 7/1/2015                                                      A+        6,759,871
       2,865,000 New Hampshire State IDA, PCR Bonds ( Series A),
                 8.00% (United Illuminating Co.), 12/1/2014                                      Baa3       3,040,710
       1,500,000 New Hampshire State IDA, PCR Bonds (Series B),
                 10.75% (United Illuminating Co.), 10/1/2012                                     Baa3       1,617,465
                  Total                                                                                    21,203,674
                 NEW YORK -- 1.9%
       2,500,000 New York State Energy Research & Development
                 Authority, Electric Facilities Revenue Bonds (Series A),
                 7.50% (Consolidated Edison Co.)/(Original Issue Yield:
                 7.65%), 1/1/2026                                                                 AA-       2,688,875
       5,000,000 New York State Environmental Facilities Corp., Solid
                 Waste Disposal Revenue Bonds, 6.10% (Occidental
                 Petroleum Corp.)/(Original Issue Yield: 6.214%),
                 11/1/2030                                                                       Baa3       4,763,750
                  Total                                                                                     7,452,625


FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)

    PRINCIPAL                                                                                  CREDIT
      AMOUNT                                                                                   RATING*       VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                 NORTH CAROLINA -- 1.9%
 $     1,500,000 Haywood County, NC Industrial Facilities & Pollution
                 Control Financing Authority, (Series A) Revenue Bonds,
                 5.75% (Champion International Corp.)/(Original Issue
                 Yield: 5.975%), 12/1/2025                                                       Baa1    $  1,372,530
       6,000,000 Martin County, NC IFA, (Series 1995) Solid Waste
                 Disposal Revenue Bonds, 6.00% (Weyerhaeuser Co.),
                 11/1/2025                                                                        A2        5,886,000
                  Total                                                                                     7,258,530
                 NORTH DAKOTA -- 0.7%
       2,635,000 North Dakota State HFA, SFM Revenue Bonds
                 (Series C), 7.30%, 7/1/2024                                                      Aa        2,726,171
                 OHIO -- 0.4%
         500,000 Ohio State Water Development Authority, PCR Bonds
                 (Series A), 8.10% (Ohio Edison Co.)/(Original Issue
                 Yield: 8.142%), 10/1/2023                                                       Baa3         530,100
       1,250,000 Ohio State Water Development Authority, PCR Bonds
                 (Series A-1), 9.75% (Cleveland Electric Illuminating
                 Co.), 11/1/2022                                                                  Ba2       1,293,500
                  Total                                                                                     1,823,600
                 OKLAHOMA -- 3.2%
       4,585,000 Jackson County, OK Hospital Authority, Hospital
                 Revenue Refunding Bonds, 7.30% (Jackson County
                 Memorial Hospital, OK)/(Original Issue Yield: 7.40%),
                 8/1/2015                                                                        BBB-       4,415,768
       1,250,000 Tulsa, OK Municipal Airport, Revenue Bonds, 7.375%
                 (American Airlines), 12/1/2020                                                  Baa2       1,316,875
       6,200,000 Tulsa, OK Municipal Airport, Revenue Bonds, 7.60%
                 (American Airlines)/(Original Issue Yield: 7.931%),
                 12/1/2030                                                                       Baa2       6,611,990
                  Total                                                                                    12,344,633


FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)

    PRINCIPAL                                                                                  CREDIT
      AMOUNT                                                                                   RATING*       VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                 PENNSYLVANIA -- 13.9%
 $     3,000,000 Allegheny County, PA HDA, Health & Education
                 Revenue Bonds, 7.00% (Rehabilitation Institute of
                 Pittsburgh)/(Original Issue Yield: 7.049%), 6/1/2010                             BBB    $  3,061,110
       2,500,000 Allegheny County, PA HDA, Health & Education
                 Revenue Bonds, 7.00% (Rehabilitation Institute of
                 Pittsburgh)/(Original Issue Yield: 7.132%), 6/1/2022                             BBB       2,533,875
       5,370,000 Allegheny County, PA Higher Education, Building
                 Authority Revenue Bonds, 7.375% (La Roche College),
                 7/15/2012                                                                        NR        5,516,655
       1,690,000 Allegheny County, PA IDA, Revenue Bonds, 8.75%
                 (United Parcel Service), 2/15/2009                                               NR        1,780,162
         665,000 Allegheny County, PA Residential Finance Agency,
                 Mortgage Revenue Bonds (Series G), 9.50% (GNMA
                 COL), 12/1/2018                                                                  Aaa         697,332
       3,000,000 Delaware County Authority, PA, College Revenue
                 Bonds, 7.25% (Eastern College)/(United States Treasury
                 PRF)/(Original Issue Yield: 7.875%), 3/1/2012                                    NR        3,377,070
       2,055,000 Erie County, PA Hospital Authority, Revenue Bonds,
                 7.50% (Erie Infants & Youth Home, Inc.), 10/1/2011                               NR        2,112,951
       1,730,000 Northeastern, PA Hospital & Education Authority,
                 College Revenue Refunding Bonds (Series B), 6.00%
                 (Kings College, PA)/(Original Issue Yield: 6.174%),
                 7/15/2018                                                                        BBB       1,598,364
      10,000,000 Pennsylvania EDFA, Wastewater Treatment Revenue
                 Bonds (Series A), 7.60% (Sun Co., Inc.)/(Original Issue
                 Yield: 7.653%), 12/1/2024                                                       Baa1      11,009,800
       6,000,000 Pennsylvania Housing Finance Authority, SFM Revenue
                 Bonds (Series 34-B), 7.00% (FHA VA GTD),
                 4/1/2024                                                                         Aa        6,242,460
       2,660,000 Pennsylvania Housing Finance Authority, SFM Revenue
                 Bonds (Series 28), 7.65% (FHA GTD), 10/1/2023                                    Aa        2,797,495


FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)

    PRINCIPAL                                                                                  CREDIT
      AMOUNT                                                                                   RATING*       VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                 PENNSYLVANIA -- CONTINUED
 $     1,740,000 Pennsylvania State Higher Education Facilities
                 Authority, College & University Revenue Bonds, 6.75%
                 (Thiel College ), 9/1/2017                                                       NR     $  1,801,022
       3,250,000 Pennsylvania State Higher Education Facilities
                 Authority, College & University Revenue Refunding
                 Bonds (Series A), 6.10% (Allegheny College, Meadville,
                 PA)/(Original Issue Yield: 6.23%), 11/1/2008                                    BBB+       3,202,030
       1,200,000 Pennsylvania State Higher Education Facilities
                 Authority, Revenue Bonds (Series 1996), 7.15% (Thiel
                 College ), 5/15/2015                                                             NR        1,205,952
       3,875,000 Pennsylvania State Higher Education Facilities
                 Authority, Revenue Bonds (Series A), 7.375% (Medical
                 College of Pennsylvania)/(United States Treasury PRF)/
                 (Original Issue Yield: 7.45%), 3/1/2021                                          AAA       4,335,854
       1,750,000 Pennsylvania State Higher Education Facilities
                 Authority, Revenue Bonds (Series A), 8.375% (Medical
                 College of Pennsylvania)/(United States Treasury PRF)/
                 (Original Issue Yield: 8.448%), 3/1/2011                                        Baa1       1,940,803
                  Total                                                                                    53,212,935
                 SOUTH CAROLINA -- 0.2%
         810,000 South Carolina State Housing Finance & Development
                 Authority, Homeownership Mortgage Revenue Bonds
                 (Series A), 7.40% (FHA GTD), 7/1/2023                                            Aa          840,586
                 TENNESSEE -- 4.4%
       2,475,000 Memphis-Shelby County, TN, Airport Refunding
                 Revenue Bonds, 6.75% (Federal Express Corp.),
                 9/1/2012                                                                        Baa2       2,572,020
       3,100,000 Springfield, TN, Health & Educational Facilities Board,
                 Hospital Revenue Bonds, 8.25% (Jesse Holman Jones
                 Hospital Corp, TN)/(Original Issue Yield: 8.50%),
                 4/1/2012                                                                         NR        3,266,036


FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)

    PRINCIPAL                                                                                  CREDIT
      AMOUNT                                                                                   RATING*       VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                 TENNESSEE -- CONTINUED
 $     7,800,000 Springfield, TN, Health & Educational Facilities Board,
                 Hospital Revenue Bonds, 8.50% (Jesse Holman Jones
                 Hospital Corp, TN)/(Original Issue Yield: 8.875%),
                 4/1/2024                                                                         NR     $  8,212,464
       2,825,000 Tennessee Housing Development Agency, Homeowner-
                 ship Program, Issue V Revenue Bonds, 7.65%, 7/1/2022                             Aa        2,936,362
                  Total                                                                                    16,986,882
                 TEXAS -- 14.9%
       2,500,000 Brazos River Authority, TX, PCR Revenue Bonds
                 (Series A), 7.875% (Texas Utilities Electric Co.), 3/1/2021                     Baa2       2,743,225
       1,800,000 Brazos River Authority, TX, PCR Revenue Bonds (Series
                 A), 8.125% (Texas Utilities Electric Co.), 2/1/2020                             Baa2       1,966,104
       7,320,000 Dallas-Fort Worth, TX, International Airport Facilities,
                 Revenue Bonds, 7.125% (Delta Air Lines, Inc.)/(Original
                 Issue Yield: 7.55%), 11/1/2026                                                   Ba3       7,564,781
       3,000,000 Dallas-Fort Worth, TX, International Airport Facilities,
                 Revenue Bonds, 7.25% (American Airlines)/(Original
                 Issue Yield: 7.428%), 11/1/2030                                                 Baa2       3,165,180
       2,370,000 Dallas-Fort Worth, TX, International Airport Facilities,
                 Revenue Bonds, 7.50% (American Airlines)/(Original
                 Issue Yield: 8.20%), 11/1/2025                                                  Baa2       2,507,105
       2,500,000 Dallas-Fort Worth, TX, International Airport Facilities,
                 Revenue Bonds, 7.625% (Delta Air Lines, Inc.)/(Original
                 Issue Yield: 7.65%), 11/1/2021                                                   Ba3       2,673,000
       1,000,000 Guadalupe-Blanco River Authority TX, Industrial
                 Development Corp PCR Bonds, 8.60% (A.P. Green
                 Industries), 4/1/2009                                                            NR        1,051,630
       2,500,000 Guadalupe-Blanco River Authority TX, Industrial
                 Development Corp., PCR Bonds, 8.60% (A.P. Green
                 Industries), 4/1/2009                                                            NR        2,683,200


FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)

    PRINCIPAL                                                                                  CREDIT
      AMOUNT                                                                                   RATING*       VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                 TEXAS -- CONTINUED
 $     5,000,000 Gulf Coast, TX Waste Disposal Authority, Revenue
                 Bonds (Series A), 6.875% (Champion International
                 Corp.)/(Original Issue Yield: 7.15%), 12/1/2028                                 Baa1    $  5,132,350
      20,000,000 Houston, TX Water & Sewer System, Junior Lien
                 Refunding Revenue Bonds (Series A), 5.25% (FGIC
                 INS)/(Original Issue Yield: 5.60%), 12/1/2025                                    Aaa      18,365,800
       7,630,000 Richardson, TX Hospital Authority, Hospital Refunding
                 & Improvement Bonds, 6.75% (Richardson Medical
                 Center, TX)/(Original Issue Yield: 6.82%), 12/1/2023                             Baa       7,613,824
       1,700,000 Tyler, TX Health Facilities Development Corp., Revenue
                 Bonds, 6.75% (East Texas Medical Center)/(Original
                 Issue Yield: 7.00%), 11/1/2025                                                   Baa       1,696,124
                  Total                                                                                    57,162,323
                 UTAH -- 5.8%
      20,000,000 Intermountain Power Agency, UT, Refunding Revenue
                 Bonds (Series A), 5.00% (Original Issue Yield: 5.687%),
                 7/1/2023                                                                         Aa       17,240,200
         980,000 Utah State HFA, SFM Revenue Bonds (Series B-3),
                 7.10%, 7/1/2024                                                                  AA        1,013,722
       1,445,000 Utah State HFA, SFM Revenue Bonds (Series E-2),
                 7.15% (FHA GTD)/(Original Issue Yield: 7.169%),
                 7/1/2024                                                                         AA        1,498,942
       1,860,000 Utah State HFA, SFM Revenue Bonds, 7.55%
                 (FHA GTD), 7/1/2023                                                              AA        1,950,619
         455,000 Utah State HFA, SFM Revenue Bonds, 7.75%
                 (FHA GTD), 1/1/2023                                                              AA          477,532
                  Total                                                                                    22,181,015


FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)

    PRINCIPAL                                                                                  CREDIT
      AMOUNT                                                                                   RATING*       VALUE
 LONG-TERM MUNICIPALS -- CONTINUED
                 WASHINGTON -- 5.5%
 $     4,250,000 Pierce County, WA Economic Development Corp., Solid
                 Waste Revenue Bond, 5.80% (Occidental Petroleum
                 Corp.)/(Original Issue Yield: 5.90%), 9/1/2029                                  Baa2    $  3,803,070
       4,075,000 Pilchuck Development Public Corp., WA, Special
                 Facilities Airport Revenue Bonds (Series 1993),Tramco,
                 Inc. Project, 6.00% (Goodrich (B.F.) Co.), 8/1/2023                             Baa1       3,837,957
       4,300,000 Port of Camas-Washougal, WA, PCR Refunding
                 Bonds (Series 1993), 6.70% (James River Project, WA)/
                 (Original Issue Yield: 6.75%), 4/1/2023                                         BBB+       4,323,306
      10,000,000 Washington State, UT GO (Series A), 5.375% (Original
                 Issue Yield: 6.00%), 7/1/2021                                                    Aa        9,313,100
                  Total                                                                                    21,277,433
                 WEST VIRGINIA -- 0.6%
       5,000,000 Marion County, WV County Commission, Solid Waste
                 Facility Revenue Bonds (Series 1993), 7.75% (American
                 Power Paper Recycling), 12/1/2011                                                NR        2,429,198
                 WISCONSIN -- 0.2%
         565,000 Wisconsin Housing & Economic Development
                 Authority, Homeownership Revenue Bonds (Series E),
                 8.00% (FHA GTD)/(Original Issue Yield: 8.044%),
                 3/1/2021                                                                         Aa          579,683
                  TOTAL LONG-TERM MUNICIPALS
                  (AT IDENTIFIED COST $378,538,281)                                                       375,020,136
                  TOTAL INVESTMENTS (IDENTIFIED COST $379,738,281)(A)                                    $376,220,136


(a) The cost of investments for federal tax purposes amounts to $379,738,281. The net unrealized depreciation of investments on a federal tax basis amounts to $3,518,145 which is comprised of $12,297,397 appreciation and $15,815,542 depreciation at August 31, 1996.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
     ($383,029,178) at August 31, 1996.

The following acronyms are used throughout this portfolio:

COL -- Collateralized
EDFA -- Economic Development Financing Authority
FGIC -- Financial Guaranty Insurance Company
FHA -- Federal Housing Administration
GNMA -- Government National Mortgage Association
GO -- General Obligation
GTD -- Guaranty
HDA -- Hospital Development Authority
HFA -- Housing Finance Authority
IDA -- Industrial Development Authority
IDB -- Industrial Development Bond
IFA -- Industrial Finance Authority
INS -- Insured
LT -- Limited Tax
MBIA -- Municipal Bond Investors Assurance
PCA -- Pollution Control Authority
PCR -- Pollution Control Revenue
PRF -- Prerefunded
SFM -- Single Family Mortgage
UT -- Unlimited Tax
VRDNs -- Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1996

 ASSETS:
 Total investments in securities, at value (identified and tax cost $379,738,281)                  $ 376,220,136
 Cash                                                                                                     32,391
 Income receivable                                                                                     6,897,754
 Receivable for shares sold                                                                              273,742
    Total assets                                                                                     383,424,023
 LIABILITIES:
 Payable for shares redeemed                                                       $ 270,076
 Income distribution payable                                                             942
 Accrued expenses                                                                    123,827
    Total liabilities                                                                                    394,845
 NET ASSETS for 37,075,326.989 shares outstanding                                                  $ 383,029,178
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                   $ 396,114,211
 Net unrealized depreciation of investments                                                           (3,518,145)
 Accumulated net realized loss on investments                                                        (10,340,450)
 Undistributed net investment income                                                                     773,562
    Total Net Assets                                                                               $ 383,029,178
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($296.01 O 28.663 shares outstanding)                                          $10.33
 Offering Price Per Share (100/95.50 of $10.33)*                                                          $10.82
 Redemption Proceeds Per Share                                                                            $10.33
 CLASS B SHARES:
 Net Asset Value Per Share ($296.01 O 28.663 shares outstanding)                                          $10.33
 Offering Price Per Share*                                                                                $10.33
 Redemption Proceeds Per Share (94.50/100 of $10.33)**                                                     $9.76
 CLASS C SHARES:
 Net Asset Value Per Share ($296.01 O 28.663 shares outstanding)                                          $10.33
 Offering Price Per Share*                                                                                $10.33
 Redemption Proceeds Per Share (99.00/100 of $10.33)**                                                    $10.23
 CLASS F SHARES:
 Net Asset Value Per Share ($383,028,290 O 37,075,241 shares outstanding)                                 $10.33
 Offering Price Per Share (100/99.00 of $10.33)*                                                          $10.43
 Redemption Proceeds Per Share (99.00/100 of $10.33)**                                                    $10.23


* See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)
STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 1996

 INVESTMENT INCOME:
 Interest                                                                            $ 28,818,178
 EXPENSES:
 Investment advisory fee                                             $ 2,475,132
 Administrative personnel and services fee                               311,976
 Custodian fees                                                           72,027
 Transfer and dividend disbursing agent fees and expenses                235,048
 Directors'/Trustees' fees                                                14,008
 Auditing fees                                                            15,800
 Legal fees                                                                5,306
 Portfolio accounting fees                                               103,705
 Shareholder services fee -- Class F Shares                            1,031,305
 Share registration costs                                                 58,932
 Printing and postage                                                     75,552
 Insurance premiums                                                        8,526
 Taxes                                                                    60,672
 Miscellaneous                                                            13,080
      Total expenses                                                   4,481,069
 Waivers --
      Waiver of shareholder services fee -- Class F Shares               (41,252)
          Net expenses                                                                  4,439,817
                   Net investment income                                               24,378,361
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                                        (116,813)
 Net change in unrealized depreciation of investments                                 (13,721,871)
      Net realized and unrealized loss on investments                                 (13,838,684)
          Change in net assets resulting from operations                             $ 10,539,677


(See Notes which are an integral part of the Financial Statements)

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)
STATEMENT OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED AUGUST 31,
                                                                                1996            1995
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                    $   24,378,361   $  26,526,286
 Net realized gain (loss) on investments
 ($3,794,684 and $5,647,830, net losses respectively, as computed for
 federal tax purposes)                                                          (116,813)     (5,755,376)
 Net change in unrealized appreciation (depreciation)                        (13,721,871)      9,394,163
   Change in net assets resulting from operations                             10,539,677      30,165,073
 NET EQUALIZATION CREDITS (DEBITS) --                                            (42,870)        (83,189)
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income
   Class F Shares                                                            (24,971,054)    (25,975,624)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                 20,142,447      37,161,759
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                       14,912,188      11,961,548
 Cost of shares redeemed                                                     (63,560,851)    (99,451,503)
   Change in net assets resulting from share transactions                    (28,506,216)    (50,328,196)
     Change in net assets                                                    (42,980,463)    (46,221,936)
 NET ASSETS:
 Beginning of period                                                         426,009,641     472,231,577
 End of period (including undistributed net investment income
 of $773,562 and $1,409,125, respectively)                                $  383,029,178  $  426,009,641


(See Notes which are an integral part of the Financial Statements)

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 37.

                                                                                           PERIOD
                                                                                           ENDED
                                                                                         AUGUST 31,
                                                                                          1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.42
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                     0.08
  Net realized and unrealized gain (loss) on investments                                   (0.12)
  Total from investment operations                                                         (0.04)
 LESS DISTRIBUTIONS
  Distributions from net investment income                                                 (0.05)
 NET ASSET VALUE, END OF PERIOD                                                           $10.33
 TOTAL RETURN(B)                                                                           (0.36%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                  0.84%*
  Net investment income                                                                     6.15%*
 SUPPLEMENTAL DATA
  Net assets, end of period                                                                 $296
  Portfolio turnover                                                                          22%


* Computed on an annualized basis.

(a) Reflects operations for the period from August 5, 1996 (date of initial public offering) to August 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(See Notes which are an integral part of the Financial Statements)

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 37.

                                                                                           PERIOD
                                                                                           ENDED
                                                                                         AUGUST 31,
                                                                                          1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.42
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                     0.08
  Net realized and unrealized gain (loss) on investments                                   (0.12)
  Total from investment operations                                                         (0.04)
 LESS DISTRIBUTIONS
  Distributions from net investment income                                                 (0.05)
 NET ASSET VALUE, END OF PERIOD                                                           $10.33
 TOTAL RETURN(B)                                                                           (0.36%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                  0.84%*
  Net investment income                                                                     6.15%*
 SUPPLEMENTAL DATA
  Net assets, end of period                                                                 $296
  Portfolio turnover                                                                          22%


* Computed on an annualized basis.

(a) Reflects operations for the period from August 5, 1996 (date of initial public offering) to August 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(See Notes which are an integral part of the Financial Statements)

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 37.

                                                                                          PERIOD
                                                                                           ENDED
                                                                                         AUGUST 31,
                                                                                          1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.42
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                     0.08
  Net realized and unrealized gain (loss) on investments                                   (0.12)
  Total from investment operations                                                         (0.04)
 LESS DISTRIBUTIONS
  Distributions from net investment income                                                 (0.05)
 NET ASSET VALUE, END OF PERIOD                                                           $10.33
 TOTAL RETURN(B)                                                                           (0.36%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                  0.84%*
  Net investment income                                                                     6.15%*
 SUPPLEMENTAL DATA
  Net assets, end of period                                                                 $296
  Portfolio turnover                                                                          22%


* Computed on an annualized basis.

(a) Reflects operations for the period from August 5, 1996 (date of initial public offering) to August 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(See Notes which are an integral part of the Financial Statements)

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 37.

                                                               YEAR ENDED AUGUST 31,
                      1996       1995       1994       1993       1992       1991      1990      1989      1988     1987(A)
NET ASSET VALUE,
BEGINNING            $10.71     $10.56     $11.28     $10.78     $10.39     $10.00    $10.23     $9.76    $10.07    $10.00
OF PERIOD
INCOME FROM
INVESTMENT
OPERATIONS
 Net investment
 income                0.69       0.63       0.61       0.62       0.66       0.70      0.72      0.74      0.78      0.26
 Net realized and
 unrealized gain
 (loss) on            (0.42)      0.15      (0.73)      0.51       0.39       0.40     (0.23)     0.49     (0.36)     0.07
 investments
 Total from
 invest-
 ment operations       0.27       0.78      (0.12)      1.13       1.05       1.10      0.49      1.23      0.42      0.33
LESS DISTRIBUTIONS
 Distributions
 from net
 investment           (0.65)     (0.63)     (0.60)     (0.63)     (0.66)     (0.71)    (0.72)    (0.76)    (0.73)    (0.26)
 income
NET ASSET VALUE,
END OF PERIOD        $10.33     $10.71     $10.56     $11.28     $10.78     $10.39    $10.00    $10.23     $9.76    $10.07
TOTAL RETURN(B)        2.47%      7.73%     (1.06%)    10.86%     10.45%     11.37%     4.98%    13.09%     4.43%     3.48%
RATIOS TO AVERAGE
NET ASSETS
 Expenses              1.08%      1.08%      1.09%      1.09%      1.05%      1.02%     1.01%     0.90%     1.02%     0.86%*
 Net investment
 income                5.91%      6.18%      5.56%      5.65%      6.18%      6.86%     7.07%     7.27%     8.03%     7.14%*
 Expense waiver/
 reimbursement(c)      0.01%      0.00%      0.00%      0.00%      0.14%      0.33%     0.39%     0.83%     0.70%     0.29%*
SUPPLEMENTAL DATA
 Net assets, end
 of period
 (000 omitted)     $383,028   $426,010   $472,232   $458,331   $248,768   $135,628   $89,907   $62,501   $25,151   $22,829
 Portfolio               22%        13%        27%         7%        14%        18%       24%       24%       34%        0%
 turnover


* Computed on an annualized basis.

(a) Reflects operations for the period from April 10, 1987, (date of initial public investment) to August 31, 1987. For the period from the start of business, April 1, 1987 to April 9, 1987, net investment aggregating $0.01 per share was distributed to the Fund's investment adviser. Such distribution represented the net investment income of the Fund prior to the initial public offering of the Fund shares which commenced on April 10, 1987.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)
NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 1996

1. ORGANIZATION

Federated Municipal Opportunities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective is to provide a high level of current income which is generally exempt from federal regular income tax.

The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares.

Effective March 31, 1996, the Board of Directors (the "Directors") changed the name of the Fund from Fortress Municipal Income Fund, Inc. to Federated Municipal Opportunities Fund, Inc.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. All other securities are valued at the prices provided by an independent pricing service.

   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

   Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards. The following reclassifications have been made to the financial statements.

         INCREASE (DECREASE)

                       ACCUMULATED
                      NET REALIZED
   PAID-IN CAPITAL     GAIN/LOSS
   $(661,371)          $661,371


   Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

   FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. At August 31, 1996, the Fund, for federal tax purposes, had a capital loss carryforward of $10,340,451, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

    EXPIRATION YEAR      EXPIRATION AMOUNT
          1998              $  168,972
          1999                  47,025
          2000                  68,565
          2001                  57,182
          2002                 556,193
          2003               5,647,830
          2004               3,794,684


   EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares equivalent (on a per share basis) to the amount of undistributed net investment income on the date of the transaction is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At August 31, 1996, par value shares ($ 0.001 per share) authorized were as follows:

                              NUMBER OF PAR VALUE
 SHARE CLASS NAME           CAPITAL STOCK AUTHORIZED
 Class A Shares                   500,000,000
 Class B Shares                   500,000,000
 Class C Shares                   500,000,000
 Class F Shares                   500,000,000


 Transactions in capital stock were as follows:

                                                             YEAR ENDED AUGUST 31,
                                                       1996(A)                  1995
 CLASS A SHARES                                 SHARES       AMOUNT      SHARES      AMOUNT
 Shares sold                                    28.662      $299.97        --          --
 Shares issued to shareholders in payment
 of distributions declared                       0.049         0.51        --          --
 Shares redeemed                                (0.048)       (0.50)       --          --
   Net change resulting from Class A
   Share transactions                           28.663      $299.98        --          --

                                                              YEAR ENDED AUGUST 31,
                                                       1996(A)                  1995
 CLASS B SHARES                                 SHARES       AMOUNT      SHARES       AMOUNT
 Shares sold                                    28.662      $299.97        --           --
 Shares issued to shareholders in payment
 of distributions declared                       0.049         0.51        --           --
 Shares redeemed                                (0.048)       (0.50)       --           --
   Net change resulting from Class B
   Share transactions                           28.663      $299.98        --           --

                                                              YEAR ENDED AUGUST 31,
                                                       1996(A)                  1995
 CLASS C SHARES                                 SHARES       AMOUNT      SHARES       AMOUNT
 Shares sold                                    28.662      $299.97        --           --
 Shares issued to shareholders in payment
 of distributions declared                       0.049         0.51        --           --
 Shares redeemed                                (0.048)       (0.50)       --           --
   Net change resulting from Class C
   Share transactions                           28.663      $299.98        --           --


 (a) For the period from August 5, 1996 to August 31, 1996.

                                                              YEAR ENDED AUGUST 31,
                                                         1996                        1995
 CLASS F SHARES                                 SHARES         AMOUNT        SHARES        AMOUNT
 Shares sold                                 1,882,962      $ 20,141,547    3,617,186     37,161,759
 Shares issued to shareholders in payment
 of distributions declared                   1,401,501        14,912,186    1,156,534     11,961,548
 Shares redeemed                            (5,975,778)      (63,560,849)  (9,728,597)   (99,451,503)
   Net change resulting from Class F
   Share transactions                       (2,691,315)     $(28,507,116)  (4,954,877)  $(50,328,196)
   Net change resulting from Fund
   share transactions                       (2,691,229.011) $(28,506,216)  (4,954,877)  $(50,328,196)


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets.

   ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of daily average net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

   TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   INTERFUND TRANSACTIONS -- During the period ended August 31, 1996, the Corporation engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $64,500,000 and $72,369,964 respectively.

   GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term for the period ended August 31, 1996, were as follows:

PURCHASES       $  90,100,358
SALES           $ 119,296,935


6. INVESTMENT RISK

   INVESTMENT RISK -- Although the Fund has a diversified portfolio, the Fund has 21% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are accomplished by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The Fund held no defaulted securities at August 31, 1996.

7. SUBSEQUENT EVENT

   On April 2, 1996, the Fund filed a proxy statement with the Security Exchange Commission which seeks shareholder approval to acquire the assets of State Bond Minnesota Tax-Free Income Fund and State Bond Tax Exempt Fund. As of August 31, 1996, these Funds had assets of approximately 19,208,906 and 80,622,957, respectively.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(formerly, FORTRESS MUNICIPAL INCOME FUND):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Municipal Opportunities Fund, Inc. as of August 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1996 and 1995, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Municipal Opportunity Fund, Inc. as of August 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
October 11, 1996

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
   Chairman
Richard B. Fisher
   President
J. Christopher Donahue
   Executive Vice President
Edward C. Gonzales
   Executive Vice President
John W. McGonigle
   Executive Vice President, Treasurer, and Secretary
Douglas L. Hein
   Assistant Treasurer
S. Elliott Cohan
   Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.
This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]
Federated Investors
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 313910200
Cusip 313910309
Cusip 313910408
Cusip 313910101
G01091-01 (10/96)




FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
(FORMERLY, FORTRESS MUNICIPAL INCOME FUND, INC.)

ADDENDUM TO THE ANNUAL REPORT DATED AUGUST 31, 1996

               FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
       Amendment to Annual Report for the year ended August 31, 1996
   Since the publication of the Annual Report, there have been significant developments regarding two of the securities held by the Fund. The Fund and its investment adviser have determined that the Massachusetts IFA, Solid Waste Disposal Sr. Lien Revenue Bonds (Series A), 9.00% (Massachusetts Recycling Association), due 8/1/2016, and the Marion County, WV County Commission, Solid Waste Facility Revenue Bonds (Series 1993), 7.75% (American Power Paper Recycling), due 12/1/2011, should no longer be accounted for as income producing securities. For this reason, accrued interest from these issues will no longer be included in the calculation of the Fund's total return or performance yield.
   These issues are dependent upon revenue from de-inking plants, which convert office waste paper to recycled, marketable pulp. As discussed in the first answer on page 5 of the Annual Report, weakness in pulp prices drove down the value of these bonds over the past 12 months. The Fund is engaged in discussions with the management of these projects regarding amounts that bondholders may recover on these bonds.


November 1, 1996


FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA  15222-3779



Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 313910200
G01628-02 (11/96)